SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 6, 2008

	Registrant, State of Incorporation, Address of	I.R.S. Employer
Commission File	Principal Executive Offices and Telephone	Identification
Number	Number	Number

1-08788	SIERRA PACIFIC RESOURCES	88-0198358
Nevada
P.O. Box 30150 (6100 Neil Road)
Reno, Nevada 89520-0400 (89511)
(775) 834-4011

2-28348	NEVADA POWER COMPANY	88-0420104
Nevada
6226 West Sahara Avenue
Las Vegas, Nevada 89146
(702) 367-5000

0-00508	SIERRA PACIFIC POWER COMPANY	88-0044418
Nevada
P.O. Box 10100 (6100 Neil Road)
Reno, Nevada 89520-0400 (89511)
(775) 834-4011
None

 (Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

    On May 6, 2008, Sierra Pacific Resources (SPR) announced that Walter M. Higgins will retire as chairman and member of the board of directors, effective July 31, 2008.  Effective August 1, 2008, Philip G. Satre, SPR’s current lead outside director, will succeed Mr. Higgins as non-executive chairman.  Mr. Higgins will simultaneously retire as chairman and director of both of SPR’s utility subsidiaries, Nevada Power Company and Sierra Pacific Power Company, and Mr. Satre will succeed Mr. Higgins as non-executive chairman of those companies.  Mr. Satre has been a member of the SPR board since January 2005.  A copy of the press release is filed herewith as Exhibit 99.1.

Item 5.03     Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 6, 2008, the board of directors amended SPR’s Bylaws to provide that the Chairman of the Board preside over all shareholder meetings.  The change is effective May 6, 2008.

Item 9.01   Financial Statements and Exhibits

(c) Exhibits — The following exhibit is filed with this Form 8-K:

EX-99.1 - Press Release dated May 6, 2008.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have each duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

Sierra Pacific Resources (Registrant)
Date: May 9, 2008	By:	/s/ E. Kevin Bethel
E. Kevin Bethel
Chief Accounting Officer

Nevada Power Company (Registrant)
Date: May 9, 2008	By:	/s/ E. Kevin Bethel
E. Kevin Bethel
Chief Accounting Officer

Sierra Pacific Power Company (Registrant)
Date: May 9, 2008	By:	/s/ E. Kevin Bethel
E. Kevin Bethel
Chief Accounting Officer